UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2024

Cornerstone Building Brands, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	1-14315	76-0127701
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5020 Weston Parkway	Suite 400	Cary	NC	27513
(Address of principal executive offices)				(Zip Code)

Registrant’s telephone number, including area code: (866) 419-0042
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Change in Registrant’s Certifying Accountant.

Dismissal of previous independent registered public accounting firm:

On January 15, 2024, the Audit Committee of the Board of Directors (the “Audit Committee”) of Cornerstone Building Brands, Inc. (the “Company”) approved the dismissal of Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm effective upon the filing of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

The reports of Grant Thornton on the Company’s consolidated financial statements as of December 31, 2022 and December 31, 2021 and for each of the three years in the period ended December 31, 2022, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2022 and December 31, 2021 and the subsequent period through January 15, 2024, (i) there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S‑K) with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which, if not resolved to the satisfaction of Grant Thornton, would have caused Grant Thornton to make reference thereto in its reports on the consolidated financial statements for such fiscal years; and (ii) there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S‑K).

The Company provided Grant Thornton with a copy of this Current Report on Form 8-K and requested that Grant Thornton furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission stating whether Grant Thornton agrees with the disclosures contained herein or, if not, stating the respects in which it does not agree. The Company has received the requested letter from Grant Thornton, and a copy of the letter, dated January 16, 2024, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Engagement of new independent registered public accounting firm:

Following approval of the Audit Committee, on January 15, 2024, the Company engaged Deloitte & Touche LLP (“Deloitte”) to serve as the Company’s independent registered public accounting firm, for the fiscal year ending December 31, 2024, to be effective following the completion of Grant Thornton’s engagement, contingent upon the execution of an engagement letter. The decision to change the Company’s independent registered public accounting firm was the result of a competitive request for proposal process undertaken by the Company under the supervision of the Audit Committee. Grant Thornton was previously engaged to audit the Company’s consolidated financial statements for the year ending December 31, 2023. The appointment of Deloitte does not affect Grant Thornton’s engagement for the year ended December 31, 2023.

During the fiscal years ended December 31, 2022 and December 31, 2021 and through the appointment of Deloitte on January 15, 2024, neither the Company nor anyone on its behalf consulted with Deloitte regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulations S-K.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
16.1	Letter to the U.S. Securities and Exchange Commission from Grant Thornton LLP, dated January 16, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CORNERSTONE BUILDING BRANDS, INC.

By:	/s/ Alena S. Brenner
Name: Alena S. Brenner
Title: Executive Vice President, General Counsel and Corporate Secretary

Date: January 16, 2024